Exhibit 99.1
CIGNA CORPORATION

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE
$156,621,000 PRINCIPAL AMOUNT OF ITS 4.000% NOTES DUE 2022, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 4.000% NOTES DUE 2022
$3,077,000 PRINCIPAL AMOUNT OF ITS 8.30% NOTES DUE 2023, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 8.30% NOTES DUE 2023
$9,175,000 PRINCIPAL AMOUNT OF ITS 7.65% NOTES DUE 2023, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 7.65% NOTES DUE 2023
$756,761,000 PRINCIPAL AMOUNT OF ITS 3.250% NOTES DUE 2025, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 3.250% NOTES DUE 2025
$178,833,000 PRINCIPAL AMOUNT OF ITS 7.875% NOTES DUE 2027, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 7.875% NOTES DUE 2027
$549,660,000 PRINCIPAL AMOUNT OF ITS 3.050% NOTES DUE 2027, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 3.050% NOTES DUE 2027
$31,882,000 PRINCIPAL AMOUNT OF ITS 8.30% STEP-DOWN NOTES DUE 2033, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 8.30% STEP-DOWN NOTES DUE 2033
$175,076,000 PRINCIPAL AMOUNT OF ITS 6.150% NOTES DUE 2036, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 6.150% NOTES DUE 2036
$91,102,000 PRINCIPAL AMOUNT OF ITS 5.875% NOTES DUE 2041, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

FOR
AN EQUAL PRINCIPAL AMOUNT OF 5.875% NOTES DUE 2041
$295,860,000 PRINCIPAL AMOUNT OF ITS 5.375% NOTES DUE 2042, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 5.375% NOTES DUE 2042
$968,380,000 PRINCIPAL AMOUNT OF ITS 3.875% NOTES DUE 2047 THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 3.875% NOTES DUE 2047
$791,915,000 PRINCIPAL AMOUNT OF ITS 3.900% NOTES DUE 2022, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 3.900% NOTES DUE 2022
$429,789,000 PRINCIPAL AMOUNT OF ITS 3.050% NOTES DUE 2022, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 3.050% NOTES DUE 2022
$855,208,000 PRINCIPAL AMOUNT OF ITS 3.000% NOTES DUE 2023, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 3.000% NOTES DUE 2023
$713,513,000 PRINCIPAL AMOUNT OF ITS 3.50% NOTES DUE 2024, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 3.50% NOTES DUE 2024
$1,234,360,000 PRINCIPAL AMOUNT OF ITS 4.500% NOTES DUE 2026, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 4.500% NOTES DUE 2026
$1,326,728,000 PRINCIPAL AMOUNT OF ITS 3.400% NOTES DUE 2027, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT 3.400% NOTES DUE 2027
$422,371,000 PRINCIPAL AMOUNT OF ITS 6.125% NOTES DUE 2041, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 6.125% NOTES DUE 2041
$1,407,326,000 PRINCIPAL AMOUNT OF ITS 4.800% NOTES DUE 2046, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

FOR
AN EQUAL PRINCIPAL AMOUNT OF 4.800% NOTES DUE 2046
$348,914,000 PRINCIPAL AMOUNT OF ITS 4.125% NOTES DUE 2020, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR
AN EQUAL PRINCIPAL AMOUNT OF 4.125% NOTES DUE 2020
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [•], 2020 (THE “EXPIRATION DATE”) UNLESS EXTENDED.
The Exchange Agent is:
U.S. BANK NATIONAL ASSOCIATION
By Facsimile:	By Hand, Registered, Certified or Express Mail or by Overnight Courier:

(for eligible institutions only): (651) 466-7372 Attn: Specialized Finance	U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 Attn: Specialized Finance
For Information or Confirmation by Email or Telephone:
1-800-934-6802
cts.specfinance@usbank.com
Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Only hard copies of this Letter of Transmittal or presentations via ATOP through the Depository Trust Company will be accepted.
Questions and requests for assistance or for additional copies of the Prospectus or of the Letter of Transmittal and or related materials must be directed to the Exchange Agent by calling (800) 934-6802.
The undersigned acknowledges receipt of the Prospectus dated [•], 2020 (the “Prospectus”) of Cigna Corporation (the “Issuer”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuer’s offer (the “Exchange Offer”) to exchange its (i) 4.000% Notes due 2022 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “4.000% 2022 Exchange Notes”) for its outstanding 4.000% Notes due 2022 (the “Old 4.000% 2022 Notes”) that were issued in a private placement, (ii) 8.30% Notes due 2023 that have been registered under the Securities Act (the “8.30% 2023 Exchange Notes”) for its outstanding 8.30% Notes due 2023 (the “Old 8.30% 2023 Notes”) that were issued in a private placement, (iii) 7.65% Notes due 2023 that have been registered under the Securities Act (the “7.65% 2023 Exchange Notes”) for its outstanding 7.65% Notes due 2023 (the “Old 7.65% 2023 Notes”) that were issued in a private placement, (iv) 3.250% Notes due 2025 that have been registered under the Securities Act (the “3.250% 2025 Exchange Notes”) for its outstanding 3.250% Notes due 2025 (the “Old 3.250% 2025 Notes”) that were issued in a private placement, (v) 7.875% Notes due 2027 that have been registered under the Securities Act (the “7.875% 2027 Exchange Notes”) for its outstanding 7.875% Notes due 2027 (the “Old 7.875% 2027 Notes”) that were issued in a private placement, (vi) 3.050% Notes due 2027 that have been registered under the Securities Act (the “3.050% 2027 Exchange Notes”) for its outstanding 3.050% Notes due 2027 (the “Old 3.050% 2027 Notes”) that were issued in a private placement, (vii) 8.30% Step-Down Notes due 2033 that have been registered under the Securities Act (the “8.30% 2033 Step-Down Exchange Notes”) for its outstanding 8.30% Step-Down Notes due 2033 (the “Old 8.30% 2033 Step-Down Notes”) that were issued in a private placement, (viii) 6.150% Notes due 2036 that have been registered under the Securities Act (the “6.150% 2036 Exchange Notes”) for its outstanding 6.150% Notes due 2036 (the “Old 6.150% 2036 Notes”) that were issued in a private placement, (ix) 5.875% Notes due 2041 that have been registered under the Securities Act (the

“5.875% 2041 Exchange Notes”) for its outstanding 5.875% Notes due 2041 (the “Old 5.875% 2041 Notes”) that were issued in a private placement, (x) 5.375% Notes due 2042 that have been registered under the Securities Act (the “5.375% 2042 Exchange Notes”) for its outstanding 5.375% Notes due 2042 (the “Old 5.375% 2042 Notes”), (xi) 3.875% Notes due 2047 that have been registered under the Securities Act (the “3.875% 2047 Exchange Notes”) for its outstanding 3.875% Notes due 2047 (the “Old 3.875% 2047 Notes”) that were issued in a private placement, (xii) 3.900% Notes due 2022 that have been registered under the Securities Act (the “3.900% 2022 Exchange Notes”) for its outstanding 3.900% Notes due 2022 (the “Old 3.900% 2022 Notes”) that were issued in a private placement, (xiii) 3.050% Notes due 2022 that have been registered under the Securities Act (the “3.050% 2022 Exchange Notes”) for its outstanding 3.050% Notes due 2022 (the “Old 3.050% 2022 Notes”) that were issued in a private placement, (xiv) 3.000% Notes due 2023 that have been registered under the Securities Act (the “3.000% 2023 Exchange Notes”) for its outstanding 3.000% Notes due 2023 (the “Old 3.000% 2023 Notes”) that were issued in a private placement, (xv) 3.50% Notes due 2024 that have been registered under the Securities Act (the “3.50% 2024 Exchange Notes”) for its outstanding 3.50% Notes due 2024 (the “Old 3.50% 2024 Notes”) that were issued in a private placement, (xvi) 4.500% Notes due 2026 that have been registered under the Securities Act (the “4.500% 2026 Exchange Notes”) for its outstanding 4.500% Notes due 2026 (the “Old 4.500% 2026 Notes”) that were issued in a private placement, (xvii) 3.400% Notes due 2027 that have been registered under the Securities Act (the “3.400% 2027 Exchange Notes”) for its outstanding 3.400% Notes due 2027 (the “Old 3.400% 2027 Notes”) that were issued in a private placement, (xviii) 6.125% Notes due 2041 that have been registered under the Securities Act (the “6.125% 2041 Exchange Notes”) for its outstanding 6.125% Notes due 2041 (the “Old 6.125% 2041 Notes”) that were issued in a private placement, (xix) 4.800% Notes due 2046 that have been registered under the Securities Act (the “4.800% 2046 Exchange Notes”) for its outstanding 4.800% Notes due 2046 (the “Old 4.800% 2046 Notes”) that were issued in a private placement and (xx) 4.125% Notes due 2020 that have been registered under the Securities Act (the “4.125% 2020 Exchange Notes” and, together with the 4.000% 2022 Exchange Notes, the 8.30% 2023 Exchange Notes, the 7.65% 2023 Exchange Notes, the 3.250% 2025 Exchange Notes, the 7.875% 2027 Exchange Notes, the 3.050% 2027 Exchange Notes, the 8.30% 2033 Step-Down Exchange Notes, the 6.150% 2036 Exchange Notes, the 5.875% 2041 Exchange Notes, the 5.375% 2042 Exchange Notes, the 3.875% 2047 Exchange Notes, the 3.900% 2022 Exchange Notes, the 3.050% 2022 Exchange Notes, the 3.000% 2023 Exchange Notes, the 3.50% 2024 Exchange Notes, the 4.500% 2026 Exchange Notes, 3.400% 2027 Exchange Notes, the 6.125% 2041 Exchange Notes and the 4.800% 2046 Exchange Notes, the “Exchange Notes”) for its outstanding 4.125% Notes due 2020 (the “Old 4.125% 2020 Notes” and, together with the Old 4.000% 2022 Notes, the Old 8.30% 2023 Notes, the Old 7.65% 2023 Notes, the Old 3.250% 2025 Notes, the Old 7.875% 2027 Notes, the Old 3.050% 2027 Notes, the Old 8.30% 2033 Step-Down Notes, the Old 6.150% 2036 Notes, the Old 5.875% 2041 Notes, the Old 5.375% 2042 Notes, the Old 3.875% 2047 Notes, the Old 3.900% 2022 Notes, the Old 3.050% 2022 Notes, the Old 3.000% 2023 Notes, the Old 3.50% 2024 Notes, the Old 4.500% 2026 Notes, Old 3.400% 2027 Notes, the Old 6.125% 2041 Notes and the Old 4.800% 2046 Notes, the “Old Notes”) that were issued in a private placement from the holders thereof.
The terms of the Exchange Notes to be issued in the exchange offer are substantially identical in all material respects to the Old Notes, except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with the registration rights agreement. The Issuer is not making the Exchange Offer to holders of the Old Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction. The Issuer also will not accept surrenders for exchange from holders of the Old Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction.
Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.
YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
PLEASE READ THE ENTIRE
LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.
List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.
DESCRIPTION OF OLD NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Old Notes*	Principal Amount Tendered**

Total:
* Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.
Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company (“DTC”).
☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE ISSUED TO A PERSON OTHER THAN THE PERSON SIGNING THIS LETTER OF TRANSMITTAL:
Name:
Address:
☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:
Name:
Address:
☐
CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:
If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer that purchased Old Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Old Notes indicated above. Unless otherwise indicated above, the undersigned will be deemed to have tendered the full aggregate principal amount represented by the Old Notes. Subject to, and effective upon, the acceptance for exchange of any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.
The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement dated as of October 11, 2019 (the “Registration Rights Agreement”), between the Issuer, Cigna Holding Company, Express Scripts Holding Company and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, (collectively, the “Dealer Managers”), and that the Issuer shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement.
The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes.
By tendering Old Notes and executing this Letter of Transmittal, the undersigned represents that (i) the holder is not an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act or, if such an affiliate, will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable in connection with the resale of the Exchange Notes; (ii) the holder is not participating and does not intend to participate in, and has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of the Exchange Notes; (iii) the holder is acquiring the Exchange Notes in its ordinary course of business; and (iv) if the holder is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Old Notes that were acquired as a result of market-making activities or other trading activities, such holder will deliver a prospectus (or, to the extent permitted by law, make available a prospectus) meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
The undersigned understands that all resales of the Exchange Notes must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Issuer assumes no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.
Any holder of Old Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable but tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.
Certificates for all Exchange Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case if registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.
The undersigned, by completing the box entitled “Description of Old Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such box.
TENDERING HOLDER(S) SIGN HERE
(Complete accompanying IRS Form W-9 or IRS Form W-8, as applicable)
Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes hereby tendered or in whose name Old Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.
(Signature(s) of Holder(s))
Date

Name(s)
(Please Print)
Capacity (full title)

Address
(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 3)
Authorized Signature

Dated

Name

Title

Name of Firm

Address of Firm

(Include Zip Code)
Area Code and Telephone No.
SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4) (Complete accompanying IRS Form W-9 or IRS Form W-8, as applicable)

To be completed ONLY if Exchange Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue:	☐ Old Notes not tendered to:
☐ Exchange Notes to:
Name(s)
(Please Print)
Address: ____________________________________________________________________________________
____________________________________________________________________________________________
____________________________________________________________________________________________
(Including Zip Code)
Daytime Area Code and Telephone No.
____________________________________________________________________________________________
____________________________________________________________________________________________

Taxpayer Identification No.

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if Exchange Notes or Old Notes not tendered are to be delivered to the registered holder(s) at an address other than that shown above.

Deliver:	☐ Old Notes not tendered to:
☐ Exchange Notes to:

Name(s)
Address: ____________________________________________________________________________________
____________________________________________________________________________________________
____________________________________________________________________________________________
(Including Zip Code)
Daytime Area Code and Telephone No
____________________________________________________________________________________________

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
1.	Delivery of this Letter of Transmittal and Certificates.
A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below.
Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal or the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participants identified in the Agent’s Message.
The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to permit timely delivery. No Old Notes or Letters of Transmittal should be sent to the Issuer. The Issuer reserves the right to reject any particular Old Note not properly tendered, or any acceptance that might, in the Issuer’s judgment, be unlawful. The Issuer also reserves the right to waive any defects or irregularities with respect to the form of, or procedures applicable to, the tender of any particular Old Note before the expiration date. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured before the expiration date.
The Exchange Agent must receive the certificates for all physically tendered Old Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with this properly completed and duly executed Letter of Transmittal or Agent’s Message with any required signature guarantees and any other documents required by this Letter of Transmittal, prior to the Expiration Date, all as provided in the Prospectus.
No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of the Old Notes for exchange.
2.	Partial Tenders (not applicable to holders that tender by book-entry transfer); Withdrawals.
If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled “Description of Old Notes Tendered Herewith.” A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.
If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.
To be effective with respect to the tender of Old Notes, a written notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes and, if applicable, the registration numbers and total principal amount of such Old Notes) and, where certificates for Old Notes have been transmitted, specify the name in which such Old Notes were registered if different from that of the withdrawing holder. Any such notice of withdrawal must also be signed by the person having tendered the Old Notes to be withdrawn in the same manner as the original signature on the letter of transmittal by which these Old Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer sufficient to permit the trustee for the Old Notes to register the transfer of these Notes into the name of the person having made the original tender and withdrawing the tender and, if applicable because the Old Notes have been tendered through the book-entry procedure, specify the name and number of the participant’s account at DTC to be credited if different than that of the person having tendered the Old Notes to be withdrawn.
If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution (as defined below) unless such holder is an Eligible Guarantor Institution.
If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. Cigna will determine all questions as to the validity, form and eligibility (including time of receipt) of such notices, and Cigna’s determination shall be final and binding on all parties. Cigna will deem any Old Notes so withdrawn not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to their holder without cost to the holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account of DTC according to the procedures described above, such Old Notes will be credited to an account maintained with DTC for Old Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under “—Procedures for Tendering the Old Notes” in the Prospectus at any time prior to the expiration time.
3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.
If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.
If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.
If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.
Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.
Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Old Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Guarantor Institution which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.
4.	Special Issuance and Delivery Instructions.
Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not exchanged are to be issued or delivered, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and, as described in Instruction 8, a duly completed IRS Form W-9 or IRS Form W-8, as applicable, must be provided. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.
5.	Transfer Taxes
If certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be registered or issued in the name of any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes or Exchange Notes are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any other reason, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the applicable holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such applicable holder.
6.	Waiver of Conditions.
The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.
7.	Mutilated, Lost, Stolen or Destroyed Securities.
Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.	Taxpayer Information; IRS Form W-9; IRS Form W-8.
Under U.S. federal income tax law, a tendering holder whose Old Notes are accepted for exchange for Exchange Notes may be subject to backup withholding unless the holder provides the Exchange Agent with its correct taxpayer identification number (“TIN”) and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided below, or otherwise establishes an exemption. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, a holder may be subject to a penalty imposed by the IRS, and backup withholding (currently at a rate of 24%) may apply to any reportable payments made to such holder. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely provided to the IRS.
To prevent backup withholding on reportable payments, each holder that is a U.S. person for U.S. federal income tax purposes should provide a properly completed and executed IRS Form W-9. Please see the instructions to the enclosed IRS Form W-9 for further information.
Certain holders (including, among others, generally all corporations and certain non-U.S. persons) are not subject to backup withholding. Exempt U.S. holders may establish their exempt status on IRS Form W-9. A non-U.S. holder may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, Form W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury, attesting to that holder’s exempt status. The applicable IRS Form W-8 can be obtained from the IRS website at http://www.irs.gov.
9.	Requests for Assistance or Additional Copies.
Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.
IMPORTANT: This Letter of Transmittal (together with certificates of Old Notes or confirmation of book-entry transfer and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.